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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                September 7, 2004
                                -----------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                                             95-4595609
          ----------                                             ----------
(State or other jurisdiction                                  (I.R.S. Employer
        of incorporation)                                    Identification No.)

                                     0-21665
                                     -------
                            (Commission File Number)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code


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INFORMATION TO BE INCLUDED IN REPORT

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 3, 2004, the Company has furnished a copy of the Form 8K (the "Report) which announcing the changes in Certifying Accountant and has requested that such firm furnish the Company with a letter addressed to the Commission stating whether such firm agrees with the statements made by the Company in the Report and, if not, stating the respects in which it does not agree. The response of Singer, Lewak, Greenbaum and Goldstein LLP is filed as
Exhibit 16 to this Report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SIMULATIONS PLUS, INC.

Dated: September 3, 2004                       By: /s/ Momoko Beran
                                                   -----------------------
                                                   Momoko A. Beran
                                                   Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit No.       Descriptions

         16 Letter dated September 3, 2004 from Singer, Lewak, Greenbaum and Goldstein LLP to the Commission.